Corporate Presentation SVB Leerink Global Healthcare Conference February 24, 2021 © Axsome Therapeutics, Inc. Exhibit 99.1

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials and the number or type of studies or nature of results necessary to support the filing of a new drug application for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s discontinuation of the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the MOMENTUM clinical trial to provide a basis for approval of AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. 2 Forward-Looking Statements & Safe Harbor © Axsome Therapeutics, Inc. FLS

3 For the many people facing unsatisfactory treatments for CNS disorders, Axsome accelerates the invention and adoption of life-changing medicines. © Axsome Therapeutics, Inc.

Four differentiated clinical-stage CNS assets targeting significant and growing markets Patent protection to 2034-2040, worldwide rights for most product candidates Migraine Major Depressive Disorder: Breakthrough Therapy Designation Alzheimer’s Disease Agitation: Breakthrough Therapy Designation Smoking Cessation Narcolepsy: Orphan & Breakthrough Therapy Designations 4 Our CNS Candidates and Pipeline Overview © Axsome Therapeutics, Inc. Fibromyalgia

4M (~70% of 6M AD patients) 5 Our late-stage portfolio has generated positive data in conditions that affect >60M U.S. patients © Axsome Therapeutics, Inc. Corporate 17M 37M 5M 185K

Novel therapy for CNS disorders: Major Depressive Disorder (MDD) Agitation in Alzheimer’s Disease (AD) Smoking Cessation 6 © Axsome Therapeutics, Inc. (dextromethorphan/bupropion) modulated delivery tablet AXS-05

AXS-05

Major Depressive Disorder:
High Unmet Needs

Unmet Need[1]	Reason for Unmet Need
New, patient-friendly treatment options	There have been no new oral MOA to treat MDD since 1959 (61 years)[2]
Faster onset of action	Current therapies typically take 6-8 weeks to reach meaningful response[3]
Achievement of remission	Only ~1/4 of patients on standard antidepressants achieve remission within 10-14 weeks[4]
Efficacy without safety/tolerability trade-offs	Current therapies are typically associated with weight gain, sexual disfunction[5], and cognitive impairments

1) Internal primary market research; 2) Thomas, D., & Wessel, C. (2017). The State of Innovation in Highly Prevalent Chronic Diseases: Volume 1: Depression Therapies, BIO 3) Rush AJ, et al. Am J Psychiatry 2006;163:1905-1917; 4) Machado-vieira R, Salvadore G, Luckenbaugh DA, Manji HK, Zarate CA. *J Clin Psychiatry*. 2008;69(6):946-958. 5) Ferguson JM. *Prim Care Companion J Clin Psychiatry*. 2001;3(1):22-27

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8 Prevalence of Depression Symptoms Before and During Pandemic © Axsome Therapeutics, Inc. AXS-05 Depression increased more than 3 fold due to pandemic and skewed toward those with more severe symptoms 1) Ettman CK, Abdalla SM, Cohen GH, Sampson L, Vivier PM, Galea S. Prevalence of Depression Symptoms in US Adults Before and During the COVID-19 Pandemic. JAMA Netw Open. 2020;3(9):e2019686. doi:10.1001/jamanetworkopen.2020.19686 22M U.S. Adults with Depression Symptoms prior to the Pandemic1 71M U.S. Adults with Depression Symptoms during the Pandemic1

9 No new oral MOA to treat MDD in over 60 years © Axsome Therapeutics, Inc. AXS-05 Source: Thomas, D., & Wessel, C. (2017). The State of Innovation in Highly Prevalent Chronic Diseases: Volume 1: Depression Therapies, BIO.

10 GEMINI Study of AXS-05 in MDD: MADRS Change and Remission © Axsome Therapeutics, Inc. AXS-05 Change in MADRS Total Score Achievement of Remission Abbreviations: DM = Dextromethorphan; BUP = Bupropion. Major Depressive Disorder: Breakthrough Therapy Designation

AXS-05

Alzheimer's Disease Agitation:
High Unmet Medical Need

- Agitation is seen in up to 70% of Alzheimer's Disease (AD) patients[2]:
  - Emotional distress, aggressive behaviors, disruptive irritability, and disinhibition
- Managing agitation is a major priority in AD[3,4]:
  - Associated with accelerated cognitive decline, earlier nursing home placement, and increased mortality risk
- No approved medication = high unmet medical need:



U.S. Patients
Current and Projected[1,2]
14 Million
(2050)
6 Million
Patients with AD
70%
Suffer from agitation

[1]Alzheimer's Association. *Alzheimers Dement.* 2020;16(3):391+. [2]Tractenberg R, et al. *J Neuropsychiatry Clin Neurosci.* 2002;14:11-18.
[3]Porsteinsson AP, et al. *Expert Opin Pharmacother.* 2017; 18:6, 611-620. [4]Rabins PV et al. *Alzheimers Dement.* 2013; 9:204-207.

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AXS-05

AXS-05: Alzheimer's Disease Agitation

- Primary endpoint met in ADVANCE-1 pivotal Phase 2/3 trial
- Second pivotal trial initiated – ACCORD Phase 3, placebo-controlled, randomized withdrawal trial
- FDA Breakthrough Therapy Designation received

ADVANCE-1 Study: Change in CMAI Total Score



0
-2
-4
-6
-8
-10
-12
-14
-16
-18
CMAI Total Score Change from Baseline
Baseline
1
2
3
4
5
Week
AXS-05
Bupropion
Placebo
P=0.069
P=0.007
P=0.010
P-values vs placebo

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Agitation in Alzheimer's Disease: Breakthrough Therapy Designation			

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

[1]Alzheimer's Association. *Alzheimers Dement.* 2020;16(3):391+. [2]Tractenberg R, et al. *J Neuropsychiatry Clin Neurosci.* 2002;14:11-18. [3]Porsteinsson AP, et al. *Expert Opin Pharmacother.* 2017; 18:6, 611-620. [4]Rabins PV et al. *Alzheimers Dement.* 2013; 9:204-207.

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Novel therapy for: Migraine 13 (MoSEIC™ meloxicam/rizatriptan) AXS-07 © Axsome Therapeutics, Inc.

14 AXS-07: MoSEIC™ Meloxicam + Rizatriptan for Migraine © Axsome Therapeutics, Inc. AXS-07 Unmet need for improved efficacy in migraine: disability on par with dementia, quadriplegia, active psychosis1,2 AXS-07: novel, oral, rapidly absorbed, multi-mechanistic Rapid and sustained efficacy as compared to placebo and active comparator rizatriptan, in three positive Phase 3 trials: MOMENTUM, in patients with history of inadequate response, vs. placebo and rizatriptan INTERCEPT, in early treatment, vs. placebo MOVEMENT, long-term open-label treatment, up to 12 months NDA submission planned early 2Q 2021 1Menken et al. Arch Neurol. 2000;57:418-420. 2Shapiro and Goadsby. Cephalalgia. 2007;27:991-4. Migraine NDA Submission Planned INTERCEPT Study: Migraine Pain Freedom

Novel therapy for: Narcolepsy 15 (reboxetine) AXS-12 © Axsome Therapeutics, Inc.

Debilitating sleep disorder characterized by excessive daytime sleepiness and cataplexy Limited treatment options Positive Phase 2 results with AXS-12 Significant reduction in cataplexy attacks and EDS Significant improvement in cognitive function Phase 3 trial initiation anticipated in 2Q 2021 16 AXS-12 (reboxetine): Narcolepsy AXS-12 © Axsome Therapeutics, Inc. Phase 3 Planned CONCERT Study: Change in Weekly Cataplexy Attacks

Novel therapy for: Fibromyalgia 17 esreboxetine AXS-14 © Axsome Therapeutics, Inc.

18 AXS-14 (esreboxetine): Fibromyalgia Overview © Axsome Therapeutics, Inc. AXS-14 Debilitating, chronic, CNS disorder characterized by widespread pain, fatigue, disturbed sleep, depression, and cognitive impairment; ~90% affected are women Limited treatment options—only 3 approved agents: Current treatments has variable efficacy and do not address all symptoms AXS-14 (esreboxetine) is the SS-enantiomer of racemic reboxetine Positive Phase 3 and Phase 2 efficacy results with AXS-14 in fibromyalgia FDA meeting anticipated 2Q 2021 Decision Resources Group 2019

19 Barriers to Entry © Axsome Therapeutics, Inc. Corporate >50 Issued U.S. Patents >40 Issued O-U.S. Patents Claims extending to 2034-40 >40 pending Proprietary Manufacturing Drug Product Formulation >40 issued U.S. Patents >40 issued O-U.S. Patent Claims extending to 2036 >40 pending Proprietary Manufacturing Drug Product Formulation AXS-14 AXS-12 Pending U.S. Patents Pending U.S. Patents Orphan Drug Designation

Corporate

Our Team

Management

Herriot Tabuteau, MD
Founder & CEO

Nick Pizzie, CPA, MBA
Chief Financial Officer

Mark Jacobson, MA
Chief Operating Officer

Kevin Laliberte, PharmD
EVP, Product Strategy

Lori Englebert
SVP, Commercial & Business Dev.

Amanda Jones, PharmD
SVP, Clinical Development

Cedric O'Gorman, MD, MBA
SVP, Medical Affairs

Board of Directors

Roger Jeffs, PhD
Former President, Co-CEO, Director
United Therapeutics Corp.
Prior positions at Amgen and Burroughs Wellcome

Mark Saad
Former CFO
Bird Rock Bio, Inc.
Former COO of the Global Healthcare Group at UBS

Mark Coleman, MD
President
National Spine and Pain Centers
Diplomat of the American Board of Anesthesiology

Herriot Tabuteau, MD
Chairman

AXSOME THERAPEUTICS
© Axsome Therapeutics, Inc.
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21 Our Clinical and Regulatory Milestones Corporate © Axsome Therapeutics, Inc.

For more information, please contact Mark Jacobson Chief Operating Officer 212-332-3243 mjacobson@Axsome.com axsome.com